FIRST AMENDMENT

      This First Amendment (the "Amendment") is being made and entered into as of the 8th day of December, 1997, by Standard Automotive Corporation and Carl Massaro to the Agreement among them executed and delivered as of August 11, 1997 (the "Agreement"). All capitalized terms used and not otherwise defined herein have the meannings ascribed thereto in the Agreement.

                                    RECITALS

      The parties entered into the Agreement with respect to the transfer of all of the outstanding capital stock of Ajax Manufacturing Company. The parties desire to amend the Agreement in certain respects as set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, received to the full satisfaction of each of them, the parties agree as follows:


      Section 7.10(b). The number contained in the first sentence of Section 7.10(b) of the Agreement, specifically, $23,903,257, is hereby replaced by the number $23,924,085.


      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                       STANDARD AUTOMOTIVE CORPORATION


                                       By: /ss/
                                          ------------------------------------
                                                Steven Merker
                                                An Authorized Officer



                                           /ss/
                                          ------------------------------------
                                                Carl Massaro